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                                                                 Exhibit 99.3
                                                                 ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on (No. 333-56430) of Alamosa Holdings, Inc.. of our report April 27, 2001 relating to the consolidated financial statements of SWPCS Holdings, L.L.C., which appears in Alamosa (Delaware), Inc.'s Registration Statement on Form S-4 (No. 333-60572) which financial statements are incorporated by reference in this Current Report on Form 8-K/A as filed on May 15, 2001.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
May 15, 2001